U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund)
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Emerging Europe Fund
China Region Fund
Near-Term Tax Free Fund
U.S. Government Securities Ultra-Short Bond Fund

Investor Class Shares

Supplement dated September 29, 2020, to the Prospectus dated May 1, 2020, as supplemented July 1, 2020

Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund) (the “Fund”)

In response to regulatory considerations communicated by the staff of the U.S. Securities and Exchange Commission, the changes to the Fund described below are hereby effective immediately:

1.	In the section entitled “Performance Information,” beginning on page 8 of the prospectus for the Fund, the following is hereby inserted as the new third paragraph:

Effective September 29, 2020, the Fund changed its primary benchmark from the S&P Global Luxury Index to the S&P Composite 1500 Index, although the Fund will continue to use the S&P Global Luxury Index as a “secondary index.” The Adviser believes that the inclusion in the performance table of the S&P Composite 1500 Index, which is a broad-based securities index, and the S&P Global Luxury Index, which represents a group of securities that aligns more closely with the Fund’s investment strategies, may provide a useful performance comparison to investors.  The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600, while the S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

2.
The table entitled “Average Annual Total Returns” on page 8 of the prospectus for the Fund, in the section entitled “Performance Information,” is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Global Luxury Goods Fund Return Before Taxes	13.70%	6.01%	7.85%
Return After Taxes on Distributions	12.96%	2.93%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	3.62%	5.72%
S&P Composite 1500 TR Index (reflects no deduction for fees, expenses or taxes)	30.90%	11.46%	13.52%
S&P Global Luxury Index (reflects no deduction for fees, expenses or taxes)	29.33%	8.45%	13.06%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

3.
In the table in the section entitled, “Fund Management – Investment Adviser,” beginning on page 55 of the prospectus, the “Benchmark” for the Fund is hereby replaced with “S&P Composite 1500 Index(1).”

4.	The following is hereby inserted as footnote (1) immediately below the table in the section entitled, “Fund Management – Investment Adviser,” beginning on page 55 of the prospectus:

(1)
Effective July 1, 2020, the Board approved, at the recommendation of the Adviser, changes to the Fund’s name, principal investment strategy, and primary benchmark index, in order to highlight a focus on luxury goods-related investments. In particular, the Fund’s primary benchmark index was changed from the S&P Composite 1500 Index to the S&P Global Luxury Index, effective July 1, 2020.  In September 2020, the Fund’s Board, at the recommendation of the Adviser, based on regulatory considerations, subsequently approved a change in the Fund’s primary benchmark index from the S&P Global Luxury Index to the S&P Composite 1500 Index, effective September 29, 2020. As a result, the S&P Composite 1500 Index serves as the Fund’s primary benchmark index, including for purposes of determining the applicability of the performance-based adjustment to the Adviser’s advisory fee rate, until such a time as a change in the Fund’s primary benchmark index is approved by the Fund’s shareholders. For the months of July and August 2020, the Fund underperformed the S&P Global Luxury Index such that the performance-based adjustment was applied, and the advisory fee paid by the Fund to the Adviser was adjusted downward.  If the S&P Composite 1500 Index had been the Fund’s primary benchmark index during the months of July and August 2020, the same downward performance adjustment would have applied and there would have been no difference in the advisory fee paid by the Fund to the Adviser.

* * *

For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.

U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund)
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Emerging Europe Fund
China Region Fund
Near-Term Tax Free Fund
U.S. Government Securities Ultra-Short Bond Fund

Investor Class Shares

Supplement dated September 29, 2020, to the Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented July 1, 2020

Global Luxury Goods Fund (formerly, Holmes Macro Trends Fund) (the “Fund”)

1.	In the table in the section entitled, “Performance Fee Schedule,” beginning on page 31 of the SAI, the “Benchmark” for the Fund is hereby replaced with “S&P Composite 1500 Index(1).”

2.	The following is hereby inserted as footnote (1) immediately below the table in the section entitled, “Performance Fee Schedule,” beginning on page 31 of the SAI:

(1)
Effective July 1, 2020, the Board approved, at the recommendation of the Adviser, changes to the Global Luxury Goods Fund’s name, principal investment strategy, and primary benchmark index, in order to highlight a focus on luxury goods-related investments. In particular, the Global Luxury Goods Fund’s primary benchmark index was changed from the S&P Composite 1500 Index to the S&P Global Luxury Index, effective July 1, 2020.  In September 2020, the Board, at the recommendation of the Adviser, based on regulatory considerations, subsequently approved a change in the Global Luxury Goods Fund’s primary benchmark index from the S&P Global Luxury Index to the S&P Composite 1500 Index, effective September 29, 2020. As a result, the S&P Composite 1500 Index serves as the Global Luxury Goods Fund’s primary benchmark index, including for purposes of determining the applicability of the performance-based adjustment to the Adviser’s advisory fee rate, until such a time as a change in the Global Luxury Goods Fund’s primary benchmark index is approved by the Fund’s shareholders. For the months of July and August 2020, the Global Luxury Goods Fund underperformed the S&P Global Luxury Index such that the performance-based adjustment was applied, and the advisory fee paid by the Global Luxury Goods Fund to the Adviser was adjusted downward.  If the S&P Composite 1500 Index had been the Fund’s primary benchmark index during the months of July and August 2020, the same downward performance adjustment would have applied and there would have been no difference in the advisory fee paid by the Global Luxury Goods Fund to the Adviser.

* * *

For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.